SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Information Statement

☐ Definitive Information Statement

☐ Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

CHINA AGRITECH, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CHINA AGRITECH, INC. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

To the Stockholders of China Agritech, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated June 19, 2009, the amendment of the Company's Amended and Restated Certificate of Incorporation to effect a reverse split of the Company’s common stock, par value $0.001 per share (the "Common Stock") on the basis of one share for every four outstanding shares, so that every four outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split.  The actions to be taken pursuant to the written consent shall be taken at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is so mailed or furnished.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,
Yu Chang President, Chief Executive Officer and Chairman

Dated: [       ], 2009

INFORMATION STATEMENT

OF

CHINA AGRITECH, INC.

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CHINA AGRITECH, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on June 19, 2009, and the approval of such corporate action by the written consent, dated June 19, 2009, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on such date.  Stockholders holding in the aggregate 14,325,386 shares of Common Stock or 57.9% of the Common Stock outstanding on such date, approved the corporate action described below.  Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July [  ], 2009, and the transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is so mailed or furnished.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on June 19, 2009, the Board of Directors adopted resolutions approving a reverse split of the Company’s Common Stock on the basis of one share for every four outstanding shares, so that every four outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split (the “Reverse Split”) and proposing that such resolution be submitted for a vote of the stockholders of the Corporation (the “Board Consent”).  The Board Consent is attached hereto as Appendix A.  The action taken by the Board of Directors with respect to the Reverse Split and amending the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Split (the “Amendment”) was subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on June 19, 2009 (the “Stockholder Consent”).  The Stockholder Consent is attached hereto as Appendix B.

The reasons for, and general effect of, the Reverse Split is described in “APPROVAL OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about July [   ], 2009. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock. This Information Statement is being furnished by the Corporation and is available through the “Investor Relations” tab on the Corporation’s website at: www.chinaagritechinc.com.

VOTE OBTAINED – DELAWARE LAW

Pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our Common Stock.   As of June 19, 2009, there were 24,699,615 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 14,325,386 shares of Common Stock or 57.9% of the Common Stock outstanding on such date, approved the Reverse Split and the filing of the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of June 19, 2009 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.  Unless otherwise stated, the address of all persons in the table is c/o China Agritech, Inc., Room 3F, No 11 Building, Zhonghong International Business Garden, Future Business Center, Chaoyang North Road, Chaoyang District, Beijing China 100024.

As of June 19, 2009, an aggregate of 24,699,615 shares of our Common Stock, par value $.001 per share, were outstanding.

Name & Address of Beneficial Owner and Office, if any	Amount & Nature of Beneficial Ownership(1)		Percent of Class(1)
Yu Chang, Chief Executive Officer, President, Secretary and Chairman	13,374,334	(2)	54.15%
Xiao Rong Teng, Director	1,151,052	(3)	4.66%
China Tailong Group Limited	8,644,839	(2)	35.00%
Ming Fang Zhu, Chief Operating Officer	-		-
Yinlong Industrial Co. Ltd.	3,490,000	(4)	14.13%
Yau-Sing Tang, Chief Financial Officer and Controller	100,000	(5)	*
Lun Zhang Dai, Director	-		-
Hai Lin Zhang, Director	-		-
Wellington Trust Company, NA (6)	1,600,288		6.48%
Michael G. Bennett, Director	-		-
All officers and directors as a group	14,625,386		59.38%
*  Less than 1%.

1           Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or or investment power within 60 days.  Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

2           Includes 8,644,839 shares of our Common Stock held by China Tailong Group Limited and 2,966,500 of the 3,490,000 shares held by Yinlong Industrial Co. Ltd.  Mr. Chang holds 100% of the registered shares of China Tailong Group Limited and 85% of the registered shares of Yinlong Industrial Co. Ltd.  Although Mr. Chang owns 100% of the registered share of China Tailong Group Limited, Mr. Tao Liang and Mr. Tik Man Tsoi have an unwritten agreement with Mr. Chang entitling them to 5% and 30%, respectively, of the shares of China Tailong Group Limited.  Mr. Chang is deemed to be the beneficial owner of the 8,644,839 shares directly owned by China Tailong Group Limited and has shared voting and dispositive power over these 8,644,839 shares with China Tailong.  In addition, Mr. Chang has sole voting and dispositive power over 1,692,983 shares of our Common Stock.

3.           Includes 523,000 of the 3,490,000 shares held by Yinlong Industrial Co. Ltd..  Ms. Teng holds 15% of the registered shares of Yinlong Industrial Co. Ltd.

4.           Yu Chang and Xiao Rong Teng each hold 85% and 15% of the registered shares of Yinlong Industrial Co. Ltd., respectively.

5.           Includes 100,000 shares of Common Stock issuable upon the exercise of stock options at an exercise price of $2.00 per share.

6.           The address is c/o Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.  Based on Schedule 13G filed with the SEC on February 17, 2009, Wellington Trust, in its capacity as investment adviser, may be deemed to beneficially own 1,600,288 of our shares of Common Stock, which are held of record by clients of Wellington Trust.  Wellington Trust shares the power to vote or dispose of such shares.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

APPROVAL OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT

Purpose of the Reverse Split

The Company’s Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for four shares outstanding so that every four outstanding shares of Common Stock before the stock split shall represent one share of Common Stock after the stock split with all fractional shares rounded up to the next whole share (the “Reverse Split”). The Board of Directors believes that our Common Stock is undervalued and that the Reverse Split will allow the Company’s Common Stock to trade in a more realistic price range.  Additionally, the Company is seeking to list on a national securities exchange and in connection therewith, must meet certain listing requirements, including a closing bid price requirement. Consequently, the Board of Directors has recommended that we effect the Reverse Split.

Principal Effects of the Reverse Split

On the effective date of the Reverse Split, each four shares of our Common Stock issued and outstanding immediately prior to the Reverse Split effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”).  In the following discussion, we provide examples of the effects of a one-for-four reverse stock split.

Corporate Matters.  The Reverse Split would have the following effects based upon the number of shares of Common Stock outstanding as of June 19, 2009:

•	in a one-for-four reverse stock split, every four of our Old Shares owned by a stockholder would be exchanged for one New Share; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 24,699,615 shares to 6,174,904 shares.

The Reverse Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the one for four reverse stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants. Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the Reverse Split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.

Authorized Shares. The Company is presently authorized under its Amended and Restated Certificate of Incorporation to issue 100,000,000 shares of Common Stock.  Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock would remain the same, although the number of shares of Common Stock issued and outstanding will decrease.  The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock.  The effective increase in the number of authorized but unissued and unreserved shares of the Company’s Common Stock may be construed as having an anti-takeover effect as further discussed below.  Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.

Accounting Matters. The Reverse Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Split ratio (that is, in a one-for-four reverse stock split, the stated capital attributable to our Common Stock will be reduced to one quarter of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Other than the Reverse Split and Amendment, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

The Reverse Split will be accomplished by amending the Company’s Amended and Restated Certificate of Incorporation to include the paragraph immediately below substantially in the following form:

“The Company is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 110,000,000 shares, $0.001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 10,000,000 shares.  The Board of Directors of the Company is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.  Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each four (4) outstanding shares of Common Stock shall be reverse split into one (1) share of Common Stock.”

A copy of the form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company is attached hereto as Appendix C.

The Reverse Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected. The Company expects that its transfer agent, Securities Transfer Corporation, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.  Securities Transfer Corporation charges a fee of approximately $25 for each certificate issued representing New Shares, which cost shall be borne by the shareholder.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Reverse Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock of the Company through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL.  Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Reverse Split or the filing of the Amendment as approved by Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

[       ], 2009

APPENDIX A

UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
CHINA AGRITECH INC.

The undersigned, being all of the members of the Board of Directors (the “Board”) of China Agritech Inc., a Delaware corporation (the “Corporation”), do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to Section 141(f) of the Delaware General Corporation Law:

WHEREAS, the Board of Directors of the Corporation believes that the Common Stock is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range; and

WHEREAS, the Corporation is seeking to list its common stock, par value $.001 per share (the “Common Stock”) on a national securities exchange, and in connection therewith, must meet certain listing requirements, including a closing bid price requirement; and

WHEREAS, the Corporation desires, at a time to be determined by the Board of Directors, to effect a 1-for-4 reverse stock split, whereby every four (4) shares of the authorized, issued and outstanding Common Stock of the Corporation shall be combined into one (1) share of authorized, issued and outstanding Common Stock of the Corporation (the “Reverse Stock Split”).

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

WHEREAS, the Corporation must file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect the Reverse Stock Split;

NOW, THEREFORE, BE IT

RESOLVED, that the Board of Directors  hereby authorizes and approves the Reverse Stock Split and the Amendment, substantially in the form attached hereto as Exhibit A; and be it further

RESOLVED, that upon consultation with management of the Corporation, the Board of Directors will determine the date of the  Reverse Stock Split; and be it further

RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation’s outstanding common stock (the “Stockholders”) of the Reverse Stock Split and the Amendment; and be it further

RESOLVED, that the filing of the Amendment is contingent upon approval by the Stockholders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Delaware, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board of Directors may abandon the Amendment without further action by the Corporation’s stockholders; and be it further

RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the SEC an Information Statement on Schedule 14 C with respect to the approval of the Reverse Split and the Amendment by written consent in lieu of a stockholder meeting; and be it further

RESOLVED, that the close of business on June 24, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This unanimous written consent of the Board of Directors of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of the 19th day of June 2009.

/s/ Yu Chang Yu Chang	/s/ Teng Xiao Rong Teng Xiao Rong
/s/ Gene Michael Bennett Gene Michael Bennett	/s/ Lun Zhang Dai Lun Zhang Dai
/s/ Hai Lin Zhang Hai Lin Zhang

APPENDIX B

WRITTEN CONSENT
OF THE
HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES
OF COMMON STOCK OF
CHINA AGRITECH INC.

The undersigned, being holders of a majority of the issued and outstanding shares (the “Holders”) of common stock, par value $.001 per share (the “Common Stock”) of China Agritech, Inc., a Delaware Corporation (the “Corporation”), pursuant to Section 228 of the General Corporation Law of the State of Delaware, consents to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Board of Directors of the Corporation believes that the Common Stock is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range; and

WHEREAS, the Corporation is seeking to list its common stock, par value $.001 per share (the “Common Stock”) on a national securities exchange, and in connection therewith, must meet certain listing requirements, including a closing bid price requirement; and

WHEREAS, the Board of Directors of the Corporation, at a time to be determined by the Board of Directors, desires to effect a 1-for-4 reverse stock split, whereby every four (4) shares of the authorized, issued and outstanding Common Stock of the Corporation shall be combined into one (1) share of authorized, issued and outstanding Common Stock of the Corporation (the “Reverse Stock Split”).

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

WHEREAS, the Corporation must file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect the Reverse Stock Split;

WHEREAS, the Board of Directors have authorized the Corporation to seek the written consent of the Holders to approve the Reverse Stock Split and the Amendment.

NOW, THEREFORE, BE IT

RESOLVED, that the Holders hereby approve the Reverse Stock Split; and be it further

RESOLVED, that the Holders hereby approve the Amendment, substantially in the form attached hereto as Exhibit A, to effect the Reverse Stock Split, at such time as the Board of Directors determines in its discretion and without any further action by the Holders; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Delaware, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board may abandon the Amendment without further action by the stockholders; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This written consent of the Holders of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation’s outstanding shares of common stock, have hereunto set their hands as of the 19th day of June 2009.

Name:	China Tailong Group Limited	Name:	Yinglong Industrial Co. Ltd

By:	Yu Chang	By:	Yu Chang

Its:	Chairman of the Board	Its:	Chairman of the Board

No. of Shares:	8,644,839	No. of Shares:	3,490,000

Name:	Yu Chang	Name:	Xiao Rong Teng

By:		By:

Its:		Its:

No. of Shares:	1,562,995	No. of Shares:	627,552

Name:	Name:

By:	By:

Its:	Its:

No. of Shares:	No. of Shares:

APPENDIX C
FORM OF
CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHINA AGRITECH, INC.

China Agritech, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify:

Article I.                      The Board of Directors of the Company (the “Board”), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Company to effect a four (4) to one (1) reverse split of the Common Stock, par value $0.001, whereby every four (4) issued and outstanding shares of the Company’s Common Stock (including each share of treasury stock), shall automatically and without any action on the part of the holder thereof be combined into one (1) fully paid and nonassessable share of Common Stock of the Company (the “Common Stock”) and to file this Certificate of Amendment:

Article FOURTH of the Certificate of Incorporation of the Company is hereby deleted in its entirety and amended and restated as follows:

“The Company is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 110,000,000 shares, $0.001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 10,000,000 shares.  The Board of Directors of the Company is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.  Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each four (4) outstanding shares of Common Stock shall be reverse split into one (1) share of Common Stock.”

Article II.                      That in lieu of a meeting and vote of stockholders, the holders of a majority in interest of record of the issued and outstanding shares of Common Stock have given Written Consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Article III.                      That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, said China Agritech, Inc, has caused this certificate to be signed by Yu Chang, its Chief Executive Officer, this ___ day of                   , 2009.

CHINA AGRITECH, INC.

By:
Name:
Title:

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